UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  May 10, 1999


                          Unilab Corporation ("Unilab")
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


     33-77286                                       95-4415490
(Commission File Number)               (I.R.S. Employer Identification Number)


 18448 Oxnard Street, Tarzana, California             91356
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (818) 996-7300


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(Former name or former address, if changed since last report)


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Item 5.           Other Events

                  On  May  10,  1999,   Unilab   completed  the  acquisition  of
substantially all of the assets of Physicians Clinical Laboratory, Inc. d/b/a BioCypher Laboratories, as described in the attached press release.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibit

                  99.1     Press Release, dated May 10, 1999.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 10, 1998              UNILAB CORPORATION



                                   By:      /s/   Mark L. Bibi
                                   Name:    Mark L. Bibi
                                   Title:   Executive Vice President,
                                            Secretary and General Counsel